SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K-12 (g) 3

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 30, 2000.
                                                        -----------------

                               PLANET ZANETT, INC.
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               (Exact name of registrant as specified in charter)

          Delaware                       0-27068                  56-4389547
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

135 East 57th Street, 15th Floor, New York, NY                        10022
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(Address of principle executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 759-5700
                                                    -------------

 BAB HOLDINGS, INC., 8501 West Higgins Road, Suite 320, Chicago, Illinois 60631
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         (Former name or former address, if changed since last report.)

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                     Exhibit Index appears on Page 10 hereof

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Item 1. Changes in Control of Registrant.

      On October 30, 2000, pursuant to an Amended and Restated Agreement and Plan of Merger dated August 24, 2000 (the "Merger Agreement") between BAB Holdings, Inc., an Illinois corporation ("BAB"), PZ Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of BAB ("PZ Acquisition"), BAB (Delaware), Inc., a Delaware corporation and a wholly-owned subsidiary of BAB ("BAB (Delaware)") and Planet Zanett Corporate Incubator, Inc., a Nevada corporation ("Planet Zanett"), (i) BAB was merged with and into BAB (Delaware), with BAB (Delaware) as the surviving entity, and (ii) Planet Zanett was merged with and into PZ Acquisition, with PZ Acquisition as the surviving entity. BAB (Delaware) changed its name to Planet Zanett, Inc. (the "Company") and PZ Acquisition changed its name to Planet Zanett Corporate Incubator, Inc. In connection with the merger of Planet Zanett into PZ Acquisition, the shareholders of Planet Zanett received 21,989,295 shares of the Company's common stock, representing 90% of the outstanding common stock of the Company on a fully diluted basis.

      Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Planet Zanett, Inc. is the successor issuer to BAB for registration and reporting purposes under the Securities Exchange Act of 1934.

      The following table sets forth the only stockholders known by the Company to be the beneficial owners, of more than five percent (5%) of the outstanding shares of common stock of the Company.

                                    SHARES                 PERCENT OF
                                 BENEFICIALLY                 SHARES
NAME                                 OWNED                 OUTSTANDING
----                             ------------              -----------

Claudio Guazzoni                   7,454,111                  30.77%

David McCarthy                     7,689,111                  31.74%

Bruno Guazzoni                     5,479,184                  22.62%

Item 2. Acquisition or Disposition of Assets.

      Disposition of Assets.

      In connection with, and prior to the mergers described above, BAB transferred to BAB, Inc., a newly formed wholly-owned subsidiary of BAB, all assets related to BAB's existing food retailing and franchising operations, and BAB, Inc. agreed to assume all liabilities related to such operations. All subsidiaries of BAB engaged in BAB's business operations prior to the Merger have either become wholly-owned subsidiaries of BAB, Inc. or were merged with and into BAB, Inc. The Board of Directors of the Company has declared a dividend, payable to shareholders of record as of October 17, 2000, of all of the outstanding capital stock of BAB, Inc.


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      Acquisition of Assets.

      As a result of the merger of Planet Zanett into PZ Acquisition, the Company has acquired the assets and operation of Planet Zanett in exchange for 21,989,295 shares of the Company's common stock. The consideration exchanged pursuant to the Merger Agreement was negotiated between BAB and Planet Zanett. In evaluating Planet Zanett, BAB used criteria such as Planet Zanett's ability to compete in the marketplace, Planet Zanett's current and anticipated business operations, and Planet Zanett management's experience and business plan.

Description of Planet Zanett's Business

      Overview

      Planet Zanett was originally organized under the laws of the state of Nevada on March 21, 1996 as Willow Bay Associates, LLC ("Willow Bay"). Willow Bay changed its name to Planet Zanett Corporate Incubator, LLC on June 12, 2000 and on July 25, 2000 was merged into Planet Zanett Corporate Incubator, Inc., a Nevada corporation, in order to convert to corporate form. Since inception, Planet Zanett has provided financial, managerial and business plan consulting services to concept-stage and development-stage e-commerce companies.

      The Internet Incubator Business

      Planet Zanett is an Internet Incubator which divides operations into three distinct categories: (i) businesses which develop Web-based applications for corporate transactions, (ii) Asset Based Internet(TM) businesses which Planet Zanett forms in conjunction with a non-Web business to develop internet applications for that non-web business that can be marketed to other industry participants, and (iii) existing businesses that need to transfer a portion or all of their business operations to the Internet. While Planet Zanett may not provide all incubation services to this last category of affiliate company, significant investments are being made in such companies in order to provide them with services necessary for their growth.

      Planet Zanett is actively engaged in building a network of businesses, both domestically and abroad, with significant Internet features and is building applications which offer significant growth opportunities. Generally, Planet Zanett will work with two types of businesses: early stage businesses that have been started by others and have sought the financial and management assistance of Planet Zanett, and established companies which require Internet solutions to existing or potential business issues. If Planet Zanett wishes to enter a market in which it cannot locate an attractive affiliate company candidate, a new company may be created or assistance may be rendered to an affiliate company to enable penetration into the new market. Planet Zanett will generate income by charging affiliate companies for use of facilities and equipment, network administration, telecommunications, business plan development and personnel and services.

      Planet Zanett's operating strategy is for Planet Zanett or Planet Zanett Angel Fund, L.P.( the "Partnership"), an affiliate of Planet Zanett, to acquire a significant equity interest in, and for Planet Zanett to provide the services listed above to, the selected businesses. Planet Zanett will integrate affiliate companies into a collaborative network that leverages collective knowledge and resources. With the goal of holding the affiliate company interests for the long-term, Planet Zanett will use these collective resources to actively develop the business strategies, operations and management teams of affiliate companies. Planet Zanett's resources include the experience, industry relationships


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and specific expertise of its management team and affiliate companies. Planet
Zanett intends to take an active role in the management and development of these businesses. Planet Zanett and/or the Partnership also may participate in subsequent rounds of financing, involving potentially larger investments.

      Each business will be managed as part of an integrated support network of affiliate companies that build on Planet Zanett's initial support and develop interrelationships among themselves, thereby accelerating their growth and development. Planet Zanett has established and will continue to establish relationships with companies outside of its network that will enable them to deliver additional services to affiliate companies that they might not otherwise be able to obtain.

      Implementation of the Operating Strategy

      There are three steps to the implementation of Planet Zanett's operating strategy: (i) create or identify companies with the potential to become industry leaders, acquire significant interests in such companies and incorporate them into Planet Zanett's collaborative network, (ii) provide strategic guidance and operational support to affiliate companies and (iii) promote collaboration among affiliate companies.

      Create or Identify Companies With the Potential to Become Market Leaders. Planet Zanett seeks to acquire an interest in Internet companies that offer a combination of a potentially compelling market opportunity, a strategic plan for attempting to maximize the opportunity, and a management team with the necessary experience to execute that plan. Planet Zanett looks for companies that have a strategy designed to create value for the end users of the products or services offered, and that have an opportunity to be profitable.

      Planet Zanett seeks long-term relationships with companies managed by individuals who recognize that creating a technology business requires a focus on teamwork and operational excellence, developing relationships with other technology-based companies, both within and outside of the company's industry, and managing processes in areas as diverse as brand development, sales, marketing, management and technology. Planet Zanett seeks individuals with management experience in the industry in which their company will operate. Industry experience is a key differentiating factor, enabling affiliate companies to enter industries with the experience necessary to effectively operate and grow through their extensive network of contacts.

      When evaluating whether to enter a market by building a company or acquiring an interest in an existing company, Planet Zanett considers the following factors:

      o whether the industry suffers from inefficiencies that may be alleviated through e- commerce;
      o the amount of competition that a potential affiliate company faces from e-commerce and traditional businesses;
      o     industry potential;
      o whether the industry has product catalogs, trade journals and other centralized sources of information regarding products, prices, customers and other factors;
      o the size of the market opportunity, the profit potential in serving the target market and whether the service provider can provide assistance to Planet Zanett's affiliate


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            companies;
      o     the potential for industry leadership;
      o     whether Planet Zanett will be able to obtain a significant equity position in the company and exert influence over the company;
      o     the degree to which a potential affiliate company may contribute to
            Planet Zanett's network and benefit from the network and operational resources; and
      o     the quality and industry expertise of management.

      Provide Strategic Guidance and Operational Support to Affiliate Companies. Through the collective experience of Planet Zanett's management team, Planet Zanett promotes the development of the incubated businesses by offering business development services that cover core management disciplines and other services such as:

      Website Development Services. Planet Zanett will provide affiliate companies with website development services. Planet Zanett will acquire web development companies or contract with web developers or develop in-house capabilities to provide web development services to affiliate companies.

      Executive Matching. Planet Zanett believes a strong management team is essential to implementing a business plan and creating a successful business. In those instances in which Planet Zanett identifies a concept and forms and funds a company to develop the concept, Planet Zanett will recruit management for the company who can implement the plan.

      Additionally, Planet Zanett is able to apply the experience of both the management team and network of affiliate companies to:

      o     Review and formulate business models;
      o     Create specific performance benchmarks;
      o     Provide introductions to strategic partners;
      o Advise on, and facilitate the completion of secondary rounds of financing; and
      o Develop Internet businesses in joint ventures with non-technology companies.

      Although Planet Zanett recognizes that the development of early stage businesses are subject to material risks, value in the affiliate companies is expected to increase when those companies:

      o commence initial stage operations and begin to execute on their business plans;
      o enter later stages of operations and begin to realize significant revenues and capture meaningful market share;
      o secure subsequent rounds of venture funding at higher levels of valuation;
      o     complete initial public offerings; or
      o     are sold to a third party.

      Promote Collaboration Among Affiliate Companies. One of the principal goals of Planet Zanett's network is to promote innovation and collaboration among affiliate companies, which will result in shared knowledge and business contacts among affiliate companies and the formation of numerous strategic alliances.


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      Funding

      Planet Zanett's affiliates will have access to funding by Planet Zanett and/or the Partnership. After a detailed analysis of an affiliate company's business plan, Planet Zanett will determine whether to provide funding. If funding is provided, Planet Zanett or the Partnership will deposit money into an escrow account earmarked for that affiliate company. A pre-determined amount of money will be released monthly to the affiliate company for so long as the affiliate company meets predetermined goals. If the affiliate company fails to meet its goals, further funding may be withheld until the problem is corrected. After a detailed analysis of the situation, if Planet Zanett believes the affiliate company will not meet expectations, Planet Zanett will discontinue funding of that affiliate company.

      Investments in affiliate companies will be made in one of two ways. If Planet Zanett intends to maintain a controlling interest in the affiliate company for the foreseeable future, it may hold the interest in that company directly. The Partnership will hold the interests in other affiliate companies. The general partner of the Partnership, Planet Zanett Asset Management, Inc. ("PZAM"), holds a 20% interest in the Partnership. The remainder of the Partnership's capital will come from private investors. PZAM will receive a management fee of 20% of the net new profits of the Partnership in addition to its parnership interest.

      Generally capital and services enable Planet Zanett or the Partnership to secure a significant interest in the affiliate company. While Planet Zanett or the Partnership remains a significant stockholder of an affiliate company, varying degrees of control are exercised over its operations by retaining some or all of the following:

      o approval rights over significant corporate decisions such as annual budgets, executive compensation, indebtedness, capital expenditures and new securities issuances;
      o the right to establish and maintain the size of the Board of Directors;
      o     the right to elect one or more members to the Board of Directors;
      o     the right to participate in future fundings;
      o     certain enhanced voting rights; and
      o the right to designate outside accountants and approval rights over attorneys, public relations firms and other outside consultants.

      Employees

      As of September 30, 2000, excluding affiliate companies, Planet Zanett had 4 full-time employees. None of Planet Zanett's employees are currently covered by collective bargaining agreements and it considers relations with its employees to be satisfactory.

      Facilities

      Planet Zanett's principal office, consisting of approximately 12,800 square feet, is located at 135 East 57th Street, 15th Floor, New York, NY 10022. Zanett Securities Corporation, the leaseholder of the office space and an affiliate of Planet Zanett, has agreed to provide the use of facilities to Planet Zanett and its affiliate companies, in exchange for potential business opportunities introduced to Zanett Securities Corporation by Planet Zanett, Zanett Securities is providing Planet Zanett with use of the facilities. Zanett Securities will utilize approximately 1,500 square feet, leaving approximately 11,300 square feet available for Planet Zanett's activities. Affiliate companies will be


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

charged for services provided by Planet Zanett.

Item 5. Other Events.

      Successor Issuer

      Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company is the successor issuer to BAB for reporting purposes under the Securities Exchange Act of 1934.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired

      It is impracticable at the time of the filing of this Current Report to provide the historical financial information for Planet Zanett Corporate Incubator, Inc. required by Regulation S-X. Accordingly, the Company will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

      (b)   Pro Forma Financial Statements of Business Acquired

      It is impracticable at the time of the filing of this Current Report to provide the pro forma financial information for Planet Zanett Corporate Incubator, Inc. required by Regulation S-X. Accordingly, the Company will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

      (c)   Exhibits

      1.1 Amended and Restated Agreement and Plan of Merger dated August 24, 2000 between BAB, PZ Acquisition, BAB (Delaware) and Planet Zanett.*

      1.2 Agreement and Plan of Merger dated October 18, 2000 between BAB and BAB (Delaware).

      3.1 Articles of Merger (Illinois) merging BAB Holdings, Inc. into BAB (Delaware), Inc.

      3.2 Certificate of Ownership and Merger (Delaware) Merging BAB Holdings, Inc. into BAB (Delaware), Inc.


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      3.3   Articles of Merger (Nevada) of Planet Zanett Corporate Incubator,
            Inc. into PZ Acquisition, Inc.

      3.4 Certificate of Merger (Delaware) of Planet Zanett Corporate Incubator, Inc. into PZ Acquisition, Inc.

*Incorporated by reference to Proxy Statement of BAB Holdings, Inc. dated September 15, 2000.

Item 8. Change in Fiscal Year.

      BAB has a fiscal year that ends on the last Sunday of each November (November 26, 2000). The Company, as the surviving corporation, has a fiscal year that ends on December 31. Therefore, as of the date of the Merger, October 30, 2000, the fiscal year end is December 31 and any report covering any transition period required to be covered will be filed on the Company's next filing on Form 10-Q.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PLANET ZANETT, INC.


Date: November 13, 2000                    By: /s/ David M. McCarthy
                                               ---------------------------------
                                               Name:  David M. McCarthy
                                               Title: Chief Executive Officer


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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

            1.1 Amended and Restated Agreement and Plan of Merger dated August 24, 2000 between BAB, PZ Acquisition, BAB (Delaware) and Planet Zanett.*

            1.2 Agreement and Plan of Merger dated October 18, 2000 between BAB and BAB (Delaware).

            3.1         Articles of Merger (Illinois) merging BAB Holdings, Inc.
                        into BAB (Delaware), Inc.

            3.2 Certificate of Ownership and Merger (Delaware) Merging BAB Holdings, Inc. into BAB (Delaware), Inc.

            3.3 Articles of Merger (Nevada) of Planet Zanett Corporate Incubator, Inc. into PZ Acquisition, Inc.

            3.4 Certificate of Merger (Delaware) of Planet Zanett Corporate Incubator, Inc. into PZ Acquisition, Inc.

            * Incorporated by reference to Proxy Statement of BAB Holdings, Inc.
              dated September 15, 2000.


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